LASER MASTER INTERNATIONAL, INC.
                                1000 FIRST STREET
                           HARRISON, NEW JERSEY 07029

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                     NOTICE OF ADJOURNMENT OF ANNUAL MEETING

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         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Laser
Master International, Inc. (the "Company") scheduled for December 30, 1997 at 10:00 a.m. at the offices of the Company, 1000 First Street, Harrison, New Jersey has been adjourned and has now been RESCHEDULED to January 6, 1998 at 10:00 a.m. at the offices of the Company, 1000 First Street, Harrison, New Jersey.

         Enclosed please find the Company's Annual Report for the Fiscal Year ending November 30, 1996 on Form 10-KSB. The Annual Report is to be read in conjunction with the Company's Information Statement previously distributed to all shareholders of record as of November 25, 1997. The Company cordially invites you to attend the Annual Meeting.

                     WE ARE NOT ASKING YOU FOR A PROXY, AND
                     YOU ARE REQUESTED NOT TO SEND A PROXY.

Dated:   Harrison, New Jersey
         December 4, 1997


                                         LASER MASTER INTERNATIONAL, INC.


                                         /S/ MENDEL KLEIN
                                         Mendel Klein, President





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                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.1)

Check the appropriate box:


[ ] Preliminary Information Statement   [ ] Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14c-5(d)(2))

[X] Definitive Information Statement

                        LASER MASTER INTERNATIONAL, INC.
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(Name of Registrant As Specified in Charter)

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